UMB Financial Fourth Quarter 2017 January 23, 2018 Exhibit 99.3

Cautionary Notice about Forward-Looking Statements This presentation of UMB Financial Corporation (the “company,” “our,” “us,” or “we”) contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2016, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (SEC). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except to the extent required by applicable securities laws. You, however, should consult disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

4Q 2017 Highlights

Earnings Summary – 4Q 2017 $ in thousands, except share and per share data; unaudited Non-GAAP adjustments include fair value adjustments on contingent consideration, acquisition and divestiture expenses, non-acquisition related severance expense and the tax impact of these adjustments. See the non-GAAP reconciliations and additional information on these items on slides 6 through 8.

Earnings Summary – Full Year 2017 $ in thousands, except share and per share data; unaudited Non-GAAP adjustments include fair value adjustments on contingent consideration, acquisition and divestiture expenses, non-acquisition related severance expense and the tax impact of these adjustments. See the non-GAAP reconciliations and additional information on these items on slides 6 through 8.

Net Operating Income Non-GAAP Reconciliation In this presentation, we provide information about net operating income, operating earnings per share-diluted (operating EPS-diluted), operating return on average equity (operating ROE), operating return on average assets (operating ROA), operating noninterest expense, operating efficiency ratio, net income from discontinued operations-general operations, and earnings per share from discontinued operations-general operations, all of which are non-GAAP financial measures. This information supplements the results that are reported according to generally accepted accounting principles in the United States (GAAP) and should not be viewed in isolation from, or as a substitute for, GAAP results. The differences between the non-GAAP financial measures and the nearest comparable GAAP financial measures are reconciled in the tables below and on the next two slides. The Company believes that these non-GAAP financial measures and the reconciliations may be useful to investors because they adjust for fair value adjustments, acquisition and severance-related items and divestiture costs that management does not believe reflect the Company’s fundamental operating performance. (continued on next page)

Operating Noninterest Expense & Efficiency Ratio Non-GAAP Reconciliation Operating ROE is calculated as net operating income, divided by the Company’s average total shareholders’ equity for the relevant period. Operating ROA is calculated as net operating income, divided by the Company’s average assets for the relevant period. Operating noninterest expense for the relevant period is defined as GAAP noninterest expense, adjusted to reflect the pre-tax impact of non-GAAP adjustments described in clauses (i)-(iii) above. Operating efficiency ratio is calculated as the Company’s operating noninterest expense, net of amortization of other intangibles, divided by the Company’s total revenue (which is calculated as tax equivalent net interest income, plus noninterest income, less gains on sales of securities available for sale, net). Net operating income for the relevant period is defined as GAAP net income, adjusted to reflect the impact of excluding the following: (i) fair value adjustments on contingent consideration for the acquisition of Reams Asset Management Company (Reams), (ii) expenses related to acquisitions and divestitures, (iii) non-acquisition related severance expense, and (v) the tax impact of the previous adjustments, which is calculated using the Company’s marginal tax rate of 36%. The Company believes that the financial impact of excluding non-acquisition related severance expense will be immaterial in the near future. It is excluded from certain non-GAAP financial measures as it has an unusually large impact on the Company’s financial statements. Operating EPS-diluted is calculated as diluted earnings per share as reported, adjusted to reflect, on a per share basis, the impact of excluding the non-GAAP adjustments described in clauses (i)-(v) above for the relevant period. (continued on next page)

Income from Discontinued Operations – General Operations Non-GAAP Reconciliation (i) Represents fair value adjustments to contingent consideration for the acquisition of Reams. (ii) Represents expenses related to acquisitions. (iii) Represents non-acquisition severance expense related to UMB-legacy employees as management excludes severance expense from its internal evaluation of company performance. Severance expense for employees related to acquisitions is included in item (ii). (iv) Represents expenses related to the divestiture of Scout. (v) Calculated using the Company's marginal tax rate of 36%. (vi) Tax-exempt interest income has been adjusted to a tax equivalent basis. The amount of such adjustment was an addition to net interest income of $10.3 million, $10.1 million, and $8.7 million for the three months ended December 31, 2017, September 30, 2017, and December 31, 2016, respectively. The amount of such adjustment was an addition to net interest income of $39.5 million, $31.0 million and $23.8 million for the years ended December 31, 2017, 2016 and 2015, respectively. (vii) Represents the gain on the sale of Scout. As this gain does not represent income from the normal course of business, it is removed from the calculation of discontinued operations-general operations. (viii) Represents expenses related to the buy-out and termination of certain marketing and referral agreements in the Company’s institutional investment management business. Net income from discontinued operations-general operations for the relevant period is defined as GAAP income (loss) from discontinued operations, adjusted to reflect the impact of excluding the non-GAAP adjustments of (iii) and (v) on slide 6, and (iv) divestiture expenses related to Scout Investments, Inc. (Scout), (vii) the gain on sale of Scout, and (viii) expenses related to the buy-out and termination of certain marketing and referral agreements in Scout’s business. The Company believes that the financial impact of excluding non-acquisition related severance expense will be immaterial in the near future. It is excluded from certain GAAP financial measures as it has an unusually large impact on the Company’s financial statements. Earnings per share from discontinued operations-general operations (diluted) is calculated as earnings per share from discontinued operations (diluted) as reported, adjusted to reflect, on a per share basis, the impact of excluding the non-GAAP adjustments of (iii) and (v) on slide 6, and (iv) divestiture expenses and (vii)-(viii) above for the relevant period.

Select Balance Sheet Items $ in thousands, average balances; unaudited Three Months Ended

Consistent Loan Growth Average Total Loans 5 Year CAGR 14.7%

Net Charge-Off History (1) Commercial Loans includes commercial and industrial, commercial credit card, asset-based and factoring loans. (2) Other includes all real-estate related loans (commercial, residential and HELOC) plus consumer loans and DDA charge-offs.

Loan Classification Trends % of total actual loans

Key Performance Metrics See slides 6 through 8 for additional disclosures and reconciliations related to these non-GAAP financial measures.

4Q 2017 Financials

Noninterest Income – 4Q 2017 Noninterest income increased $1.7 million, or 1.7%, compared to 3Q’17, primarily driven by: a $3.1MM increase in other income largely due to higher company- and bank-owned life insurance income; and increased income from equity earnings on alternative investments; and which were partially offset by a $2.3 million reduction in gains on the sale of securities. Noninterest income increased $7.8 million, or 7.9%, compared to 4Q’16, driven largely by: a $3.2MM increase in other income due to higher company- and bank-owned life insurance income; a $1.0MM increase in wealth management revenue, a $500k increase in fund servicing revenue, and a $500k increase in corporate trust revenue all recorded in trust and securities processing; a $1.5MM increase in bankcard fees primarily due to increased interchange income; and an increase of $1.5MM in brokerage fee income driven by higher 12b-1 fees. 4th Quarter ‘17 Drivers

Bankcard Fees Noninterest Income Composition – 4Q 2017 Service Charges on Deposit Accounts Trust & Securities Processing Gains on Sales of Securities Other Brokerage Fees Trading & Investment Banking Trust & Securities Processing Composition: ($ in millions) Insurance Fees & Commissions Equity Earnings on Alt. Invest. Source of Income: 4Q’17 3Q’17 4Q’16 Asset Servicing $ 22.6 $ 23.5 $ 22.1 Bank (Inst. & Personal Asset Mgmt.) 21.6 21.6 20.2   $ 44.2 $ 45.1 $ 42.3

Noninterest Income – Full Year 2017

Bankcard Fees Noninterest Income Composition – Full Year 2017 Service Charges on Deposit Accounts Trust & Securities Processing Gains on Sales of Securities Other Brokerage Fees Trading & Investment Banking Trust & Securities Processing Composition: ($ in millions) Insurance Fees & Commissions Equity Earnings on Alt. Invest. Source of Income: 2017 2016 Asset Servicing $ 91.4 $ 88.2 Bank (Inst. & Personal Asset Mgmt.) 85.2 78.1   $ 176.6 $ 166.3 Excludes ($1.1MM) unrealized loss from Equity Losses on Alternative Investments, which represents (0.3%) of noninterest income

Noninterest expense increased $10.7 million, or 6.2%, compared to 3Q’17, driven by: a $5.5MM increase in bonus and commission expense, and a $2.0MM increase in employee benefits related to improved company performance; an increase of $1.5MM in marketing and business development related to timing of multiple projects; and a $1.0MM increase in other expense due to a contribution made to the UMBFC Charitable Foundation. Noninterest Expense – 4Q 2017 4th Quarter ‘17 Drivers Operating noninterest expense, which excludes the impact of fair value adjustments on contingent consideration, acquisition and divestiture expenses and non-acquisition related severance expense, was $182.3 million for the fourth quarter 2017, an increase of $10.5 million, or 6.1 percent, compared to the linked quarter, and an increase of $15.4 million, or 9.2 percent, compared to the fourth quarter 2016. See slides 6 through 8 for a reconciliation of this non-GAAP financial measure. Noninterest expense increased $14.7 million, or 8.8%, compared to 4Q’16, driven by: a $10.9MM increase in salaries and benefits primarily related to higher incentives and increased profit-sharing contribution for improved company performance during 2017; higher processing expenses related to investments for regulatory requirements, cyber security, and the ongoing modernization of the company’s core systems; and increased charitable contributions and derivative expense, both recorded in other noninterest expense.

Discontinued Operations Summary – 4Q 2017 Components of (loss) income from Discontinued Operations, net of taxes $ in thousands, except share and per share data; unaudited Non-GAAP adjustments include divestiture expense and one-time marketing agent termination costs. See the non-GAAP reconciliations and additional information on these items on slides 6 through 8.

Noninterest Expense – Full Year 2017 Operating noninterest expense, which excludes the impact of fair value adjustments on contingent consideration, acquisition and divestiture expenses and non-acquisition related severance expense, was $171.7 million for the third quarter 2017, a decrease of $4.9 million, or 2.8 percent, compared to the linked quarter, and an increase of $7.6 million, or 4.7 percent, compared to the third quarter 2016. See slides 6 through 8 for a reconciliation of this non-GAAP financial measure. Operating metrics for full year 2014 and 2013 are not available on a continuing operations basis.

Securities Held to Maturity $1.3 billion at December 31, 2017 Securities Available for Sale $6.3 billion at December 31, 2017 High Quality Investment Portfolio Agencies Corporates Municipals Mortgage-Backed Securities Treasuries Governmental Other Higher Education Healthcare Utility Social Service Industrial Cultural Civic K-12 Education NFP - Other Average Balance: $6.1 billion Average Yield: 2.26% Duration: 43 months Average Balance: $1.3 billion Average Yield: 3.84% Duration: 77 months Total Portfolio Average Yield: 2.51% Duration: 49 months

Securities and Loan Statistics AFS Portfolio Activity (1) Roll off includes cash flow from maturities, calls or amortizations of securities and is presented net of sales.  (2) Purchased amount is presented net of purchases made related to sales. Loan Portfolio Statistics at December 31, 2017 Variable Rate Loans: $7.0 billion or 62% of loan book ~42% of variable loans are tied to Prime for the next quarter ~57% of variable loans are tied to LIBOR for the next quarter Loan Repricing/Maturity Schedule 57% in 1st quarter 2018 67% in the next 12 months

Deposit Growth Deposits & Percent of Free Funds Average Balances; $ in billions 4Q 2017 Cost of Interest-Bearing Liabilities 0.55% Including DDA 0.36% $12.7 $15.3 $12.9 $15.7 $16.8

Strong Capital Position Capital Ratio Trends 2015 - 2017 ratios calculated under Basel III requirements. Total Risk-Based Capital Tier 1 Risk-Based Capital Tier 1 Leverage Common Equity Tier 1

Business Segment Updates

Asset Servicing Assets Under Administration $ in billions

Asset Servicing Fund Accounting & Administration Alternative Asset Servicing Custody Transfer Agency

UMB Fund Services – Turnkey Solutions A turnkey, cost-effective means of starting and operating a mutual fund—ideal for advisors who wish to offer a mutual fund to enhance their product line. Ideal for advisors seeking a low-cost pooled alternative to enter the qualified retirement plan market space. Registering hedge funds under the ’40 Act offers the ability to broaden distribution and increase fund transparency. A turnkey solution to launch exchange-traded funds quickly and cost-effectively. Investment Managers Series Trust Premier Advisor Collective Investment Fund Series Registered Fund Solutions Exchange Listed Funds Trust

Bank Personal Banking Commercial & Business Banking Institutional Banking Healthcare Services (1) (1) Includes Prairie Capital Management (PCM) income and expense. Line of Business Detail – 4Q’17 Net Interest Income Noninterest Income Noninterest Expense

Bank - Diverse Sources of Net Income Prior periods have been restated in discontinued operations format. Percentages less than 1% have been omitted. Includes PCM’s income and expense. Personal Banking Commercial & Business Banking Institutional Banking Healthcare Services Treasury & Other (3) 2Q’17 1Q’17 4Q’16 $49.6M $51.6M $50.2M Bank Segment Net Income Before Tax (1) (2) $55.5M 3Q’17 4Q’17 $59.3M

Loan Paydowns, Payoffs, and Line Changes

Bank – Loan Composition Diverse Loan Book (Average Loan Balances for the three months ended December 31 of the indicated year) Commercial Credit Card Commercial & Industrial HELOC Residential Real Estate Real Estate Construction Commercial Real Estate Consumer Credit Card Consumer Other $6.5B $7.3B $9.2B $10.3B $11.1B Factoring Loans Asset-Based Loans Percentages less than 5% have been omitted. Includes leases. (1) (2)

Colorado Kansas City Kansas Greater MO St. Louis Arizona Texas Oklahoma Marquette Transportation Fin (Natl. Sales) Nebraska Marquette Business Credit (Natl. Sales) Bank – Regional Lending $6.5B $7.3B $9.2B $10.3B $11.1B Loans by Region (Average Loan Balances for the three months ended December 31 of the indicated year) High Growth Regions 4Q’17 vs. 4Q’16 Nebraska +43.7% Asset Based (national platform) +49.6% Factoring (national platform) +91.3% (1) Percentages less than 5% have been omitted.

Commercial Real Estate Portfolio CRE & Construction Lending (Average Loan Balances for the three months ended December 31 of the indicated year) $4.2B $3.8B $3.0 B $2.1B $1.8B Investment CRE Owner Occ. CRE Construction Farmland Multi-Family CRE Residential Construction (1) Percentages less than 5% have been omitted.

Diverse Sources of Deposits (Average Deposits for the three months ended December 31 of the indicated year) Bank – Total Deposits $12.7B $12.9B $15.3B $15.7B $16.8B Personal Banking - Consumer Commercial Institutional Banking Personal Banking - Private Wealth Asset Servicing Healthcare Small Business Other (1) Percentages less than 5% have been omitted.

$10.2B $11.6B $12.8B $13.6B $14.8B $1.2B $1.4B $1.6B $1.7B $1.6B Home Equity Lines of Credit $ in millions Assets Under Management $ in millions Personal Banking

Institutional Banking – Business Description Investor Solutions Corporate Trust Investment Banking Public Finance Distressed Debt FDIC Sweep Provides banking solutions to 7 of top 10 clearing Broker-Dealer’s and 6 of top 10 independent Broker-Dealer’s Provides services to more than 25MM investor accounts and is the 2nd largest provider in U.S. Continue to partner with Bank Product & Services team to enhance card offerings in both debit and credit space 5th largest trust provider and 4th largest paying agent by number in U.S. Approximately $16B in administration Lift-out of 10 CT professionals in Texas, which added to Dallas office and opened Houston and Austin. $33.7B par value bonds traded in 2017 Completed Texas expansion in April 2016 with 14 new investment bankers and NY expansion in January 2017 with 5 new investment bankers Dallas & NY expansion will help us build out distribution channels and product beyond traditional correspondent segment Provide underwriting services for healthcare, municipalities, educational institutions and other corporate clients Consistently among the top 5 bank qualified municipal underwriters in the nation Expanding distribution coverage to increase ability to underwrite Non-Bank Qualified offerings Workout defaulted bond deals on behalf of bondholder Industry reputation has allowed team to work on major bankruptcies within corporate and municipal space Plan to expand by adding additional workout attorneys to group Added NYC office in January 2017 Offers Broker-Dealer clients FDIC Sweep option as a liquidity alternative to overnight money funds Expand ~$53 billion program with additional Source Institutions (Broker-Dealers, Trust Companies, RIA’s)

Institutional Banking FDIC Sweep Program $ in billions $21.2B $28.5B $38.6B $51.9B $52.3B 5 Year CAGR 24.1%

Healthcare Services 2013 2014 2015 2016 4Q’17 HSA investment assets as % of total healthcare deposits & assets 7.4% 8.3% 9.2% 8.7% 13.4% HSA deposits as % of total UMB deposits 4.4% 6.2% 7.8% 9.7% 11.4% +34.1% Dec 31, 2017 vs. Dec 31, 2016 Healthcare Deposits & Assets End-of-period balances; $ in millions $2,367M $1,765M $1,292M $918M $642M

Healthcare Services – Growth & Potential Industry information source: Devenir Research 2017 Midyear HSA Market Statistics & Trends report dated August 16, 2017. Rankings as of June 30, 2017. Deposit and asset growth rates on an annual basis as of June 30, 2017. HCS represents a unique asset as one of the top 5 leaders in a high growth, niche market. Growth Rates – Deposits and Assets

Multi-Channel Healthcare Strategy UMB offers a modular and configurable platform of applications and services that deliver the underlying core banking functionality to our healthcare partners Broker/Employer TPAs Health Plans Technology Firms Payment Aggregators Healthcare Partners HCS Applications SSO Web Services Contributions Enrollment BIN Sponsor HCS Saver Partner Portal Core Banking Systems

Card Purchase Volumes Purchase Volume & Interchange Revenue Commercial Credit Consumer Credit Consumer Debit Healthcare Debit Institutional Banking – IBIS Debit Interchange ($ in millions) $2.4B $1.6B $2.1B $2.3B $2.3B Percentages less than 5% have been omitted. (1)